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                                                                    EXHIBIT 99.2


    CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 1350 OF
                CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE


         I, John A. Witham, Chief Financial Officer of Metris Companies Inc., certify that (i) the Annual Report on Form 10-K for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Annual Report on Form 10-K for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of Metris Companies Inc.


                                          /s/ John A. Witham
                                          -----------------------------------
                                          John A. Witham
                                          Executive Vice President and Chief
                                          Financial Officer
                                          (Principal Financial Officer)
                                          March 31, 2003